Digital Turbine Reports Strong Fiscal 2027 First Quarter Financial Results and Raises Full-Year Guidance
First Quarter Net Revenue Totaled $166.0 Million, Representing Year-over-Year Growth of 27%
First Quarter GAAP Net Loss of $3.2 Million and GAAP EPS of $(0.03); First Quarter Non-GAAP Adjusted Net Income1 of $24.1 Million and Non-GAAP Adjusted EPS1 of $0.19
First Quarter Non-GAAP Adjusted EBITDA2 Totaled $42.5 Million, Representing Year-over-Year Growth of 69%
Austin, TX – August 4, 2026 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2026.
Recent Financial Highlights:
•Fiscal first quarter of 2027 revenue totaled $166.0 million, representing an increase of 27% year-over-year as compared to the fiscal first quarter of 2026.
•GAAP net loss for the fiscal first quarter of 2027 was $3.2 million, or $(0.03) per share. Non-GAAP adjusted net income1 for the fiscal first quarter of 2027 was $24.1 million, or $0.19 per share, as compared to non-GAAP adjusted net income1 of $7.0 million, or $0.06 per share, in the fiscal first quarter of 2026.
•Non-GAAP adjusted EBITDA2 for the fiscal first quarter of 2027 was $42.5 million, representing an increase of 69% year-over-year as compared to non-GAAP adjusted EBITDA2 of $25.1 million in the fiscal first quarter of 2026.
•Non-GAAP free cash flow3 totaled $11.3 million in the fiscal first quarter of 2027.
“Our strong first quarter results reflect an encouraging start to the new fiscal year and position the Company for sustained success moving forward,” said Bill Stone, CEO. “Our execution continues to improve, thereby creating and supporting multiple growth opportunities. In particular, I was pleased with the performance of our App Growth Platform segment, which delivered 56% year-over-year growth, powered by our brand business on the demand side and our DT Exchange on the supply side. One key tailwind helping to drive this improved performance is our ability to successfully leverage AI partnerships and tools to optimize the value of our vast data sources as a means of driving better results for platform partners and advertisers, while simultaneously delivering a more relevant, enriched end-user experience. This AI-enhanced evolution has, in turn, enabled us to attract valuable new partners and advertisers to the platform in search of improved yields and greater returns on advertising spend. My confidence in the Digital Turbine team, platform, market position, and vision energize me for the fast-expanding spectrum of opportunities that lie ahead.”

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Fiscal 2027 First Quarter Financial Results
Total revenue for the first quarter of fiscal 2027 was $166.0 million, representing year-over-year growth of 27% as compared to total revenue of $130.9 million for the first quarter of fiscal 2026. Total On Device Solutions net revenue before intercompany eliminations was $110.0 million, representing year-over-year growth of 15%. Total App Growth Platform net revenue before intercompany eliminations was $56.6 million, representing year-over year growth of 56%.
GAAP net loss for the first quarter of fiscal 2027 was $3.2 million, or $(0.03) per share, as compared to GAAP net loss for the first quarter of fiscal 2026 of $14.1 million, or ($0.13) per share.
Non-GAAP adjusted net income1 for the first quarter of fiscal 2027 was $24.1 million, or $0.19 per share, as compared to non-GAAP adjusted net income1 of $7.0 million, or $0.06 per share, in the first quarter of fiscal 2026.
Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2027 was $42.5 million, representing year-over-year growth of 69% as compared to non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2026 of $25.1 million.

Business Outlook
Based on information available as of August 4, 2026, the Company currently expects the following for fiscal year 2027:
•Revenue of between $650 million and $670 million
•Non-GAAP adjusted EBITDA2 of between $145 million and $155 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Conference Call
Management will host a conference call and webcast today at 4:30pm ET/1:30p PT to discuss its fiscal 2027 first quarter results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/BNq75NKRvay. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 4141152. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
For those unable to join the live call, a playback will be available through August 11th, 2026. The replay can be accessed by dialing 855-669-9658 in the United States or 412-317-0088 from international locations, passcode 6108249.
An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income (loss) and EPS are defined as GAAP net income (loss) and EPS adjusted to exclude the effect of the following, if any: stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent consideration, contract settlement fees,

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

impairment of goodwill, tax adjustments, (gain)/loss on extinguishment of debt, amortization of debt discount, issuance costs and exit and duration fees, unrealized (gain)/loss on derivatives, and other non-cash expense adjustments. The Company added (gain)/loss on extinguishment of debt, the amortization of debt discount, issuance costs and exit and duration fees, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific August 29, 2025 debt refinance transaction and related issuance of warrants. The Company also excludes other non-cash expense adjustments as described in footnote 3 to the reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income below, as these items are one-time non-cash adjustments that are non-recurring in nature. Readers are cautioned that non-GAAP adjusted net income (loss) and EPS should not be construed as an alternative to comparable GAAP net income (loss) figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income (loss) excluding the following cash and non-cash expenses, if any: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent consideration, impairment of goodwill, severance costs, (gain)/loss on extinguishment of debt, amortization of debt discount, issuance costs, and exit and duration fees, and unrealized (gain)/loss on derivatives. The Company added (gain)/loss on extinguishment of debt, the amortization of debt discount, issuance costs and exit and duration fees, and unrealized (gain)/loss on derivatives due to their unusual nature and association with the Company’s specific August 29, 2025 debt refinance transaction and related issuance of warrants. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding the following, if any: transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income (loss) from operations adjusted to exclude the effect of the following, if any: product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, impairment of goodwill and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We may not achieve the expected benefits of our transformation program and similar measures we take in the future, and our efforts may adversely affect our business.
•We have a history of net losses.
•We have a limited operating history for our current portfolio of assets.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial, and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The development and use of artificial intelligence (“AI”) in our business, combined with an uncertain regulatory environment, may adversely affect our business, reputation, financial condition, and results of operations.
•System security risks, data protection breaches, cyber-attacks, and systems integration issues could disrupt our business.
•Our business may involve the use, transmission, and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•The effects of the current and any future general downturns in the United States (“U.S”). and the global economy, including financial market disruptions.
•Our products, services, and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business and reputation could be impacted by information technology system failures and network disruptions

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

•Our business may suffer if we are unable to hire and retain key talent.
•Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse developments affecting the financial services industry, including events involving liquidity, defaults or non-performance, could adversely affect our business, financial condition, and results of operations.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm our business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, inflation, global supply chain, and tariffs.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.
Risks Related to Laws and Regulations
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

•We are subject to anti-bribery, anti-corruption, and similar laws, and non-compliance with such laws can subject us to criminal penalties or significant fines and harm our business and reputation.
•We are subject to governmental economic sanction requirements and export and import controls that could impair our ability to compete in international markets.
•Our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income or taxes may be subject to certain limitations.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products, and services available in certain jurisdictions.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights.
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have significant indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•If our goodwill becomes impaired, we may be required to record significant charges to earnings.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improving financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

•Other risks described in the risk factors in Item 1A of Annual Report under the heading “Risk Factors.”
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net revenue	$165,983	$130,926
Costs of revenue and operating expenses
Revenue share	71,048	58,138
Other direct costs of revenue	12,964	10,804
Product development	10,590	10,147
Sales and marketing	15,333	13,589
General and administrative	32,987	42,909
Total costs of revenue and operating expenses	142,922	135,587
Income (loss) from operations	23,061	(4,661)
Interest and other expense, net
Interest expense, net	(12,890)	(9,954)
Unrealized loss on derivatives	(10,799)	—
Foreign exchange gain (loss)	681	(914)
Other expense, net	(921)	(668)
Total interest and other expense, net	(23,929)	(11,536)
Loss before income taxes	(868)	(16,197)
Income tax expense (benefit)	2,288	(2,093)
Net loss	(3,156)	(14,104)
Other comprehensive income (loss)
Foreign currency translation gain (loss)	(1,174)	4,200
Comprehensive loss	$(4,330)	$(9,904)
Net loss per common share
Basic	$(0.03)	$(0.13)
Diluted	$(0.03)	$(0.13)
Weighted average common shares outstanding
Basic	120,672	106,627
Diluted	120,672	106,627

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	June 30, 2026	March 31, 2026
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$43,206	$37,960
Accounts receivable, net	263,063	251,240
Prepaid expenses	6,734	6,060
Value-added tax receivable	3,192	4,461
Other current assets	17,077	12,149
Total current assets	333,272	311,870
Property and equipment, net	48,173	49,111
Right-of-use assets	8,145	7,739
Intangible assets, net	208,485	217,448
Goodwill	222,909	223,053
Other non-current assets	22,509	32,433
TOTAL ASSETS	$843,493	$841,654

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$150,866	$132,807
Accrued revenue share	85,755	87,215
Accrued compensation	12,310	22,408
Acquisition purchase price liabilities	436	436
Current portion of long-term debt	9,375	7,031
Other current liabilities	17,852	18,402
Total current liabilities	276,594	268,299
Long-term debt, net	343,488	353,932
Derivative liabilities	12,963	2,164
Deferred tax liabilities, net	14,531	15,818
Other non-current liabilities	5,325	9,280
Total liabilities	652,901	649,493
Commitments and contingencies
Stockholders’ equity
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock, $0.0001 par value: 200,000,000 shares authorized; 121,694,163 issued and 120,936,038 outstanding at June 30, 2026; 121,073,328 issued and 120,315,203 outstanding at March 31, 2026	10	10
Additional paid-in capital	971,823	969,062
Treasury stock (758,125 shares at June 30, 2026 and March 31, 2026)	(71)	(71)
Accumulated other comprehensive loss	(52,940)	(51,766)
Accumulated deficit	(728,330)	(725,174)
Total stockholders’ equity	190,592	192,161
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$843,493	$841,654

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(3,156)	$(14,104)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,805	23,337
Amortization of debt discount, issuance costs, and exit and duration fees	1,600	1,154
Provision for credit losses on accounts receivable	277	788
Unrealized loss on derivatives	10,799	—
Foreign exchange transaction loss (gain)	(681)	914
Stock-based compensation expense	2,448	6,267
Non-cash adjustment of estimated liabilities acquired in a prior business combination	(8,173)	—
Fair value adjustment to non-marketable equity securities	9,281	—
Non-cash lease expense	869	790
Change in deferred income taxes	(1,259)	797
Changes in operating assets and liabilities:
Accounts receivable	(12,228)	(22,917)
Prepaid expenses	(681)	595
Value-added tax receivable	1,279	(368)
Other current assets	(4,612)	(727)
Right-of-use asset	—	(141)
Other non-current assets	278	291
Accounts payable	18,054	(26,939)
Accrued revenue share	(1,457)	44,493
Accrued compensation	(10,057)	2,112
Other current liabilities	(1,597)	(6,276)
Other non-current liabilities	70	(1,278)
Net cash provided by operating activities	17,859	8,788
Cash flows from investing activities
Proceeds from sale of assets	4,700	—
Capital expenditures	(6,679)	(7,616)
Net cash used in investing activities	(1,979)	(7,616)
Cash flows from financing activities
Payment of original debt discount	(5,000)	—
Payment of debt issuance costs	—	(9,298)
Payment of deferred business acquisition consideration	—	(534)
Repayment of debt obligations	(4,700)	(40)
Payment of withholding taxes for net share settlement of equity awards	(271)	(144)
Proceeds from options exercised	281	1,560
Net cash used in financing activities	(9,690)	(8,456)

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

	Three Months Ended June 30,
	2026	2025

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(944)	1,332
Net change in cash and cash equivalents and restricted cash	5,246	(5,952)
Cash and cash equivalents and restricted cash, beginning of period	37,960	40,084
Cash and cash equivalents and restricted cash, end of period	$43,206	$34,132

Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$42,930	$33,427
Restricted cash	276	705
Total cash, cash equivalents, and restricted cash	$43,206	$34,132

Supplemental disclosure of cash flow information
Interest paid	$11,585	$8,665
Income taxes paid	$7,506	$3,066

Supplemental disclosure of non-cash investing and financing activities
Assets acquired not yet paid	$128	$326
Stock-based compensation included in capitalized software development costs	$303	$557
Fair value of unpaid contingent consideration in connection with business acquisitions	$—	$644

Net Revenue By Segment
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025	% Change
On Device Solutions	$109,996	$95,448	15%
App Growth Platform	56,596	36,292	56
Elimination	(609)	(814)	(25)
Total net revenue	$165,983	$130,926	27%

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

GAAP Income (Loss) From Operations to Non-GAAP Gross Profit
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Income (loss) from operations	$23,061	$(4,661)
Add-back items:
Product development	10,590	10,147
Sales and marketing	15,333	13,589
General and administrative	32,987	42,909
Non-GAAP gross profit	$81,971	$61,984
Non-GAAP gross profit percentage	49%	47%

GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net loss	$(3,156)	$(14,104)
Add-back items:
Stock-based compensation expense	2,448	6,267
Amortization of intangibles	8,866	13,451
Tax adjustment(1)	2,288	—
Business transformation costs	—	31
Severance costs	156	164
Amortization of debt discount, issuance costs, and exit and duration fees(2)	1,600	1,154
Other non-cash expense, net(3)	1,108	—
Unrealized loss on derivatives	10,799	—
Non-GAAP adjusted net income	$24,109	$6,963
Non-GAAP adjusted net income per common share	$0.19	$0.06
Weighted average common shares outstanding, diluted	125,593	109,989
________
(1) Valuation allowance
(2) During the fiscal year ended March 31, 2026, the Company revised its non-GAAP definitions to include non-cash interest expense. Prior-period presentations for the three months and year ended March 31, 2025, have been recast to conform to the current period presentation.
(3) During the three months ended June 30, 2026, the Company recorded a non-cash fair value adjustment of $9,281 relating to the revaluation of a non-marketable, strategic equity investment, partially offset by a non-cash adjustment of $8,173 resulting from the release of estimated liabilities assumed in connection with a prior business combination.

Digital Turbine Reports Fiscal 2027 First Quarter Financial Results
August 4, 2026

GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net loss	$(3,156)	$(14,104)
Add-back items:
Stock-based compensation expense	2,448	6,267
Depreciation and amortization	16,805	23,337
Interest expense, net	12,890	9,954
Other expense, net	921	668
Business transformation costs	—	31
Foreign exchange transaction gain	(681)	914
Income tax expense (benefit)	2,288	(2,093)
Severance costs	156	164
Unrealized loss on derivatives	10,799	—
Non-GAAP adjusted EBITDA	$42,470	$25,138

GAAP Cash Flow From Operating Activities to Non-GAAP Free Cash Flow
(in thousands)
(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net cash provided by operating activities	$17,859	$8,788
Capital expenditures	(6,679)	(7,616)
Severance costs	156	164
Business transformation costs	—	31
Non-GAAP free cash flow provided by (used in) operations	$11,336	$1,367